Fees Summary	Oct. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 676,123,341.48
Previously Paid Amount	0
Total Fee Amount	93,372.63
Total Offset Amount	0
Net Fee	$ 93,372.63